205 Century Place
Alexandria, VA

Supplemental Operating and Financial Data

First Quarter 2019

Contact:
Tejal R. Engman
Vice President, Investor Relations
E-Mail: tengman@washreit.com

Company Background and Highlights
First Quarter 2019

Washington Real Estate Investment Trust ("Washington REIT") owns and operates uniquely positioned real estate assets in the Washington D.C. market. As of March 31, 2019, Washington REIT owned a diversified portfolio of 48 properties, totaling approximately 6.1 million square feet of commercial space and 4,268 multifamily units, and land held for development. These 48 properties consist of 19 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Real estate rental revenue	$83,174	$82,901	$82,502	$86,606	$84,881
Real estate expenses	(29,210)	(28,255)	(28,571)	(29,503)	(29,901)
53,964	54,646	53,931	57,103	54,980
Real estate depreciation and amortization	(29,547)	(31,109)	(30,272)	(29,878)	(29,969)
Income from real estate	24,417	23,537	23,659	27,225	25,011
Interest expense	(12,641)	(12,497)	(12,499)	(13,321)	(12,827)
Gain on sale of real estate	—	—	—	2,495	—
Loss on extinguishment of debt	—	—	—	—	(1,178)
Real estate impairment	(8,374)	—	—	—	(1,886)
General and administrative expenses (1)	(7,429)	(5,352)	(5,267)	(5,649)	(5,821)
Lease origination expenses	(378)	—	—	—	—
Net (loss) income	(4,405)	5,688	5,893	10,750	3,299
Less: Net income from noncontrolling interests	—	—	—	—	—
Net (loss) income attributable to the controlling interests	$(4,405)	$5,688	$5,893	$10,750	$3,299
Per Share Data:
Net (loss) income attributable to the controlling interests	$(0.06)	$0.07	$0.07	$0.13	$0.04
Fully diluted weighted average shares outstanding	79,881	79,760	79,238	78,616	78,547
Percentage of Revenues:
Real estate expenses	35.1%	34.1%	34.6%	34.1%	35.2%
General and administrative and lease origination expenses	9.4%	6.5%	6.4%	6.5%	6.9%
Ratios:
Adjusted EBITDA / Interest expense	3.8	x	4.0	x	3.9	x	3.9	x	3.9	x
Net income attributable to the controlling interests / Real estate rental revenue	(5.3)%	6.9%	7.1%	12.4%	3.9%

(1)
General and administrative expenses for the three months ended March 31, 2019 include restructuring expenses totaling $1.9 million. Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel.

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Assets
Land	$612,692	$614,659	$614,659	$614,659	$614,659
Income producing property	2,276,385	2,271,926	2,239,917	2,220,819	2,211,529
	2,889,077	2,886,585	2,854,576	2,835,478	2,826,188
Accumulated depreciation and amortization	(781,302)	(770,535)	(745,829)	(722,423)	(698,450)
Net income producing property	2,107,775	2,116,050	2,108,747	2,113,055	2,127,738
Development in progress, including land held for development	97,288	87,231	81,765	71,522	61,712
Total real estate held for investment, net	2,205,063	2,203,281	2,190,512	2,184,577	2,189,450
Investment in real estate held for sale, net	—	—	—	—	93,048
Cash and cash equivalents	12,025	6,016	4,810	5,952	11,510
Restricted cash	1,368	1,624	1,352	2,301	2,469
Rents and other receivables	73,293	73,861	74,395	73,650	71,499
Prepaid expenses and other assets	116,718	132,322	145,448	142,648	148,088
Other assets related to properties held for sale	—	—	—	—	2,231
Total assets	$2,408,467	$2,417,104	$2,416,517	$2,409,128	$2,518,295
Liabilities
Notes payable	$995,750	$995,397	$995,130	$994,778	$994,425
Mortgage notes payable	58,805	59,792	60,541	93,071	93,991
Line of credit	228,000	188,000	183,000	169,000	260,000
Accounts payable and other liabilities	67,279	59,567	63,683	57,983	64,823
Dividend payable	—	24,022	—	—	—
Advance rents	10,418	11,736	10,597	12,020	12,441
Tenant security deposits	10,019	10,112	9,857	9,643	9,466
Liabilities related to properties held for sale	—	—	—	—	2,385
Total liabilities	1,370,271	1,348,626	1,322,808	1,336,495	1,437,531
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	800	799	798	787	786
Additional paid-in capital	1,529,916	1,526,574	1,526,125	1,488,366	1,485,765
Distributions in excess of net income	(498,537)	(469,085)	(450,749)	(432,585)	(419,633)
Accumulated other comprehensive loss	5,670	9,839	17,181	15,707	13,484
Total shareholders' equity	1,037,849	1,068,127	1,093,355	1,072,275	1,080,402
Noncontrolling interests in subsidiaries	347	351	354	358	362
Total equity	1,038,196	1,068,478	1,093,709	1,072,633	1,080,764
Total liabilities and equity	$2,408,467	$2,417,104	$2,416,517	$2,409,128	$2,518,295

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Funds from operations(1)
Net (loss) income	$(4,405)	$5,688	$5,893	$10,750	$3,299
Real estate depreciation and amortization	29,547	31,109	30,272	29,878	29,969
Gain on sale of depreciable real estate	—	—	—	(2,495)	—
Real estate impairment	8,374	—	—	—	1,886
NAREIT funds from operations (FFO)	33,516	36,797	36,165	38,133	35,154
Loss on extinguishment of debt	—	—	—	—	1,178
Restructuring expenses	1,896	—	—	—	—
Core FFO (1)	$35,412	$36,797	$36,165	$38,133	$36,332

Allocation to participating securities(2)	(134)	(93)	(144)	(144)	(144)

NAREIT FFO per share - basic	$0.42	$0.46	$0.46	$0.48	$0.45
NAREIT FFO per share - fully diluted	$0.42	$0.46	$0.45	$0.48	$0.45
Core FFO per share - fully diluted	$0.44	$0.46	$0.45	$0.48	$0.46

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	79,881	79,748	79,076	78,520	78,483
Average shares - fully diluted (for NAREIT FFO and Core FFO)	79,979	79,760	79,238	78,616	78,547

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel.
(3) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Funds available for distribution (FAD) (1)
NAREIT FFO	$33,516	$36,797	$36,165	$38,133	$35,154
Non-cash loss on extinguishment of debt	—	—	—	—	1,178
Tenant improvements and incentives	(2,269)	(10,730)	(5,808)	(2,330)	(4,667)
External and internal leasing commissions capitalized	(503)	(3,556)	(957)	(896)	(447)
Recurring capital improvements	(318)	(2,110)	(752)	(469)	(623)
Straight-line rent, net	(824)	(959)	(1,058)	(1,123)	(1,203)
Non-cash fair value interest expense	(212)	(214)	(215)	(217)	(219)
Non-real estate depreciation and amortization of debt costs	1,001	989	997	945	956
Amortization of lease intangibles, net	578	372	430	420	620
Amortization and expensing of restricted share and unit compensation	2,826	1,682	1,694	1,830	1,540
FAD	33,795	22,271	30,496	36,293	32,289
Restructuring expenses (excluding accelerated share-based compensation)	915	—	—	—	—
Core FAD (1)	$34,710	$22,271	$30,496	$36,293	$32,289

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Adjusted EBITDA (1)
Net (loss) income	$(4,405)	$5,688	$5,893	$10,750	$3,299
Add:
Interest expense	12,641	12,497	12,499	13,321	12,827
Real estate depreciation and amortization	29,547	31,109	30,272	29,878	29,969
Real estate impairment	8,374	—	—	—	1,886
Non-real estate depreciation	249	236	226	191	255
Restructuring expenses	1,896	—	—	—	—
Less:
Gain on sale of real estate	—	—	—	(2,495)	—
Loss on extinguishment of debt	—	—	—	—	1,178
Adjusted EBITDA	$48,302	$49,530	$48,890	$51,645	$49,414

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Balances Outstanding

Secured
Mortgage note payable, net	$58,805	$59,792	$60,541	$93,071	$93,991
Unsecured
Fixed rate bonds	597,124	596,876	596,714	596,467	596,219
Term loans	398,626	398,521	398,416	398,311	398,206
Credit facility	228,000	188,000	183,000	169,000	260,000
Unsecured total	1,223,750	1,183,397	1,178,130	1,163,778	1,254,425
Total	$1,282,555	$1,243,189	$1,238,671	$1,256,849	$1,348,416

Weighted Average Interest Rates

Secured
Mortgage note payable, net	4.0%	4.0%	4.0%	4.5%	4.5%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.8%	2.8%	2.8%	2.8%	2.6%
Credit facility	3.5%	3.5%	3.2%	3.0%	2.9%
Unsecured total	3.9%	3.9%	3.8%	3.8%	3.7%
Weighted Average	3.9%	3.9%	3.9%	3.9%	3.7%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans (see page 10 of this Supplemental)

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
March 31, 2019
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2019	$—	$—		$—		$—
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000				344,517	4.0%
2023	—	250,000	(3)	228,000	(1)	478,000	3.2%
2024	—	—		—		—
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$44,517	$1,000,000		$228,000		$1,272,517	3.9%
Scheduled amortization payments	12,243	—		—		12,243	4.8%
Net discounts/premiums	2,308	(1,091)		—		1,217
Loan costs, net of amortization	(263)	(3,159)		—		(3,422)
Total maturities	$58,805	$995,750		$228,000		$1,282,555	3.9%
Weighted average maturity = 3.4 years

(1) Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.
(2) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.
(3) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended March 31, 2019	Covenant	Quarter Ended March 31, 2019	Covenant
% of Total Indebtedness to Total Assets(1)	40.8%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.1	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	1.9%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	34.8%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.62	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	1.6%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	34.5%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.30	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

	Three Months Ended
	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018
Market Data

Shares Outstanding	$80,029		$79,910		$79,844		$78,661		$78,636
Market Price per Share	28.38		23.00		30.65		30.33		27.30
Equity Market Capitalization	$2,271,223		$1,837,930		$2,447,219		$2,385,788		$2,146,763

Total Debt	$1,282,555		$1,243,189		$1,238,671		$1,256,849		$1,348,416
Total Market Capitalization	$3,553,778		$3,081,119		$3,685,890		$3,642,637		$3,495,179

Total Debt to Market Capitalization	0.36	:1	0.40	:1	0.34	:1	0.35	:1	0.39	:1

Earnings to Fixed Charges(1)	0.6x		1.4x		1.4x		1.8x		1.2x
Debt Service Coverage Ratio(2)	3.6x		3.8x		3.7x		3.7x		3.6x

Dividend Data	Three Months Ended
	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018
Total Dividends Declared	$24,141		$24,024		$24,057		$23,702		$23,719
Common Dividend Declared per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	68.2%		65.2%		66.7%		62.5%		65.2%
Payout Ratio (Core FAD basis)	69.8%								73.2%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended June 30, 2018 includes gain on sale of real estate of $2.5 million.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2019 vs. 2018

	Three Months Ended March 31,
	2019	2018	% Change
Cash Basis:
Multifamily	$14,869	$14,247	4.4%
Office	22,806	22,290	2.3%
Retail	11,974	11,290	6.1%
Overall Same-Store Portfolio (1)	$49,649	$47,827	3.8%

GAAP Basis:
Multifamily	$14,865	$14,245	4.4%
Office	22,938	22,652	1.3%
Retail	12,030	11,511	4.5%
Overall Same-Store Portfolio (1) (2)	$49,833	$48,408	2.9%

(1) Non same-store properties were:
Acquisitions:
Office - Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street

(2)  Same-store NOI includes leases termination fees totaling $0.6 million and $0.4 million for the three months ended March 31, 2019 and 2018, respectively. The lease termination fees are spread across the multifamily, office and retail segments.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2019
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$24,335	$36,810	$16,546	$—	$77,691
Non same-store (1)	—	5,483	—	—	5,483
Total	24,335	42,293	16,546	—	83,174
Real estate expenses
Same-store portfolio	9,470	13,872	4,516	—	27,858
Non same-store (1)	—	1,352	—	—	1,352
Total	9,470	15,224	4,516	—	29,210
Net Operating Income (NOI)
Same-store portfolio	14,865	22,938	12,030	—	49,833
Non same-store (1)	—	4,131	—	—	4,131
Total	$14,865	$27,069	$12,030	$—	$53,964

Same-store portfolio NOI (from above)	$14,865	$22,938	$12,030	$—	$49,833
Straight-line revenue, net for same-store properties	3	(662)	63	—	(596)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(204)	(167)	—	(370)
Amortization of lease intangibles for same-store properties	—	734	48	—	782
Same-store portfolio cash NOI	$14,869	$22,806	$11,974	$—	$49,649
Reconciliation of NOI to net income
Total NOI	$14,865	$27,069	$12,030	$—	$53,964
Depreciation and amortization	(8,354)	(17,265)	(3,742)	(186)	(29,547)
General and administrative expenses	—	—	—	(7,429)	(7,429)
Lease origination expenses	—	—	—	(378)	(378)
Interest expense	(521)	—	(145)	(11,975)	(12,641)
Real estate impairment	—	—	—	(8,374)	(8,374)
Net income (loss)	5,990	9,804	8,143	(28,342)	(4,405)
Net income attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,990	$9,804	$8,143	$(28,342)	$(4,405)

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Quarter Ended December 31, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$24,026	$37,312	$15,659	$—	$76,997
Non same-store (1)	—	5,904	—	—	5,904
Total	24,026	43,216	15,659	—	82,901

Real estate expenses
Same-store portfolio	9,223	14,068	3,742	—	27,033
Non same-store (1)	—	1,222	—	—	1,222
Total	9,223	15,290	3,742	—	28,255

Net Operating Income (NOI)
Same-store portfolio	14,803	23,244	11,917	—	49,964
Non same-store (1)	—	4,682	—	—	4,682
Total	$14,803	$27,926	$11,917	$—	$54,646

Same-store portfolio NOI (from above)	$14,803	$23,244	$11,917	$—	$49,964
Straight-line revenue, net for same-store properties	3	(561)	(157)	—	(715)
Amortization of acquired lease assets (liabilities) for same-store properties	—	(336)	(170)	—	(506)
Amortization of lease intangibles for same-store properties	—	660	51	—	711
Same-store portfolio cash NOI	$14,806	$23,007	$11,641	$—	$49,454

Reconciliation of NOI to net income
Total NOI	$14,803	$27,926	$11,917	$—	$54,646
Depreciation and amortization	(8,080)	(19,191)	(3,652)	(186)	(31,109)
General and administrative expenses	—	—	—	(5,352)	(5,352)
Interest expense	(522)	—	(151)	(11,824)	(12,497)
Net income (loss)	6,201	8,735	8,114	(17,362)	5,688
Net income attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$6,201	$8,735	$8,114	$(17,362)	$5,688

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$23,663	$36,074	$15,671	$—	$75,408
Non same-store (1)	—	9,473	—	—	9,473
Total	23,663	45,547	15,671	—	84,881

Real estate expenses
Same-store portfolio	9,418	13,422	4,160	—	27,000
Non same-store (1)	21	2,880	—	—	2,901
Total	9,439	16,302	4,160	—	29,901

Net Operating Income (NOI)
Same-store portfolio	14,245	22,652	11,511	—	48,408
Non same-store (1)	(21)	6,593	—	—	6,572
Total	$14,224	$29,245	$11,511	$—	$54,980

Same-store portfolio NOI (from above)	$14,245	$22,652	$11,511	$—	$48,408
Straight-line revenue, net for same-store properties	1	(923)	(100)	—	(1,022)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(162)	(169)	—	(330)
Amortization of lease intangibles for same-store properties	—	723	48	—	771
Same-store portfolio cash NOI	$14,247	$22,290	$11,290	$—	$47,827

Reconciliation of NOI to net income
Total NOI	$14,224	$29,245	$11,511	$—	$54,980
Depreciation and amortization	(7,884)	(18,381)	(3,515)	(189)	(29,969)
General and administrative expenses	—	—	—	(5,821)	(5,821)
Interest expense	(965)	—	(170)	(11,692)	(12,827)
Loss on extinguishment of debt	—	—	—	(1,178)	(1,178)
Real estate impairment	—	—	—	(1,886)	(1,886)
Net income (loss)	5,375	10,864	7,826	(20,766)	3,299
Net income attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,375	$10,864	$7,826	$(20,766)	$3,299

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Percentage of NOI
Q1 2019
DC
Multifamily	5.6%
Office	24.7%
Retail	2.1%
32.4%
Maryland
Multifamily	1.5%
Retail	13.4%
14.9%
Virginia
Multifamily	20.5%
Office	25.4%
Retail	6.8%
52.7%

Total Portfolio	100.0%

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Multifamily (calculated on a unit basis)	95.5%	94.8%	95.3%	95.2%	95.2%

Multifamily	95.6%	94.8%	95.4%	95.2%	95.4%
Office	90.4%	92.2%	92.4%	93.0%	92.3%
Retail	91.9%	91.9%	94.3%	91.1%	91.1%

Overall Portfolio	92.8%	93.1%	94.1%	93.4%	93.2%

	Ending Occupancy - All Properties (2)
Sector	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Multifamily (calculated on a unit basis)	95.5%	94.8%	95.3%	95.2%	95.2%

Multifamily	95.6%	94.8%	95.4%	95.2%	95.4%
Office	89.6%	92.3%	92.7%	93.1%	92.8%
Retail	91.9%	91.9%	94.3%	91.1%	91.1%

Overall Portfolio	92.3%	93.1%	94.1%	93.4%	93.3%

(1) Non same-store properties were:
Acquisitions:
Office - Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street

(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and retail properties includes short-term lease agreements.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Multifamily (calculated on a unit basis)	95.4%	95.0%	95.5%	94.8%	95.4%

Multifamily	95.4%	95.0%	95.6%	94.9%	95.4%
Office	90.5%	92.3%	92.3%	92.6%	92.2%
Retail (3)	91.7%	92.7%	93.2%	91.1%	91.1%

Overall Portfolio	92.7%	93.5%	93.8%	93.1%	93.2%

	Average Occupancy - All Properties (2)
Sector	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Multifamily (calculated on a unit basis)	95.4%	95.0%	95.5%	94.8%	95.4%

Multifamily	95.4%	95.0%	95.6%	94.9%	95.4%
Office	89.6%	92.6%	92.5%	93.0%	93.0%
Retail (3)	91.7%	92.7%	93.2%	91.1%	91.1%

Overall Portfolio	92.3%	93.5%	93.8%	93.2%	93.4%

(1) Non same-store properties were:
Acquisitions:
Office - Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street

(2)  Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes short-term lease agreements.

(3)  Average occupancy in the retail segment for the three months ended March 31, 2019 declined from the three months ended December 31, 2018 primarily due to the move out of seasonal specialty retailers who had signed short-term lease agreements.

Development Summary
March 31, 2019

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$58,231	Phase I - fourth quarter 2019 (2)
				Phase II - third quarter 2020 (2)

(1) Represents anticipated/actual cash expenditures and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of 203 units and a garage, with garage delivery anticipated in second quarter 2019 and delivery of units anticipated to commence in fourth quarter 2019; Phase II consists of 198 units, with delivery of units anticipated to commence in third quarter 2020.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth (1)	1st Quarter 2019	4th Quarter 2018	3rd Quarter 2018	2nd Quarter 2018	1st Quarter 2018

Overall	2.6%	2.4%	2.3%	2.1%	2.0%

Average Monthly Rent per Unit	1st Quarter 2019	1st Quarter 2018	% Change
Class A	$2,346	$2,295	2.2%

Class B	$1,668	$1,625	2.6%

Overall	$1,776	$1,731	2.6%

(1) Calculates the change in rental rates for properties owned in both comparative periods.

Commercial Leasing Summary - New Leases

	1st Quarter 2019		4th Quarter 2018		3rd Quarter 2018		2nd Quarter 2018		1st Quarter 2018
Gross Leasing Square Footage
Office Buildings	89,713		34,397		36,518		19,709		26,975
Retail Centers	48,663		17,313		17,595		7,664		5,737
Total	138,376		51,710		54,113		27,373		32,712
Weighted Average Term (years)
Office Buildings	13.7		4.8		5.9		8.9		3.7
Retail Centers	6.5		7.2		5.8		9.9		9.0
Total	11.1		5.6		5.9		9.2		4.6
Weighted Average Free Rent Period (months)
Office Buildings	1.7		3.9		4.7		9.0		3.6
Retail Centers	1.8		5.9		1.2		0.9		0.6
Total	1.7		4.2		3.9		7.0		3.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$49.40	$48.68	$44.37	$43.50	$46.16	$46.17	$36.39	$34.19	$45.79	$47.35
Retail Centers	11.63	11.42	22.50	24.95	30.33	28.48	31.17	28.67	52.65	48.87
Total	$36.11	$35.58	$37.05	$37.29	$41.01	$40.42	$34.92	$32.64	$46.99	$47.61

Rate on new leases
Office Buildings	$62.31	$53.02	$46.68	$44.54	$51.27	$47.84	$37.78	$34.13	$50.14	$48.38
Retail Centers	12.11	11.73	19.82	18.30	31.87	29.60	33.34	29.35	50.03	44.20
Total	$44.66	$38.50	$37.69	$35.76	$44.96	$41.91	$36.53	$32.79	$50.12	$47.65

Percentage Increase
Office Buildings	26.1%	8.9%	5.2%	2.4%	11.1%	3.6%	3.8%	(0.2)%	9.5%	2.2%
Retail Centers	4.1%	2.7%	(11.9)%	(26.7)%	5.1%	3.9%	7.0%	2.4%	(5.0)%	(9.6)%
Total	23.7%	8.2%	1.7%	(4.1)%	9.6%	3.7%	4.6%	0.4%	6.7%	0.1%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$16,333,084	$182.06	$1,506,929	$43.81	$2,227,661	$61.00	$1,235,164	$62.67	$792,950	$29.40
Retail Centers	910,870	18.72	147,345	8.51	339,198	19.28	73,320	9.57	393,000	68.50
Subtotal	$17,243,954	$124.62	$1,654,274	$31.99	$2,566,859	$47.44	$1,308,484	$47.80	$1,185,950	$36.25
Leasing Commissions
Office Buildings	$3,499,600	$39.01	$363,487	$10.57	$631,610	$17.30	$357,109	$18.12	$256,226	$9.49
Retail Centers	271,023	5.57	161,147	9.31	171,582	9.75	92,092	12.02	163,272	28.46
Subtotal	$3,770,623	$27.25	$524,634	$10.15	$803,192	$14.84	$449,201	$16.41	$419,498	$12.83
Tenant Improvements and Leasing Commissions
Office Buildings	$19,832,684	$221.07	$1,870,416	$54.38	$2,859,271	$78.30	$1,592,273	$80.79	$1,049,176	$38.89
Retail Centers	1,181,893	24.29	308,492	17.82	510,780	29.03	165,412	21.59	556,272	96.96
Total	$21,014,577	$151.87	$2,178,908	$42.14	$3,370,051	$62.28	$1,757,685	$64.21	$1,605,448	$49.08

Note: This table excludes short-term lease agreements.

Commercial Leasing Summary - Renewal Leases

	1st Quarter 2019		4th Quarter 2018		3rd Quarter 2018		2nd Quarter 2018		1st Quarter 2018
Gross Leasing Square Footage
Office Buildings (1)	85,831		90,567		36,869		10,603		69,593
Retail Centers	40,059		10,820		11,662		190,763		44,759
Total	125,890		101,387		48,531		201,366		114,352
Weighted Average Term (years)
Office Buildings	9.8		6.9		5.7		5.4		4.1
Retail Centers	3.5		7.3		6.3		4.9		5.5
Total	7.7		7.0		5.9		4.9		4.7
Weighted Average Free Rent Period (months)
Office Buildings	10.9		6.2		5.3		2.5		4.0
Retail Centers	—		0.1		—		—		—
Total	8.4		5.3		4.1		0.5		2.9

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$43.51	$43.44	$50.69	$53.48	$40.09	$40.79	$42.67	$42.74	$41.34	$41.73
Retail Centers	26.31	27.67	63.34	67.98	39.01	42.35	9.56	9.70	21.00	21.73
Total	$37.71	$38.13	$52.04	$55.03	$39.83	$41.16	$11.31	$11.44	$33.38	$33.90

Rate on new leases
Office Buildings	$45.95	$43.25	$57.59	$52.42	$46.63	$43.15	$43.44	$41.08	$43.51	$41.32
Retail Centers	29.40	28.18	72.98	70.68	43.83	41.65	9.74	9.65	23.61	22.55
Total	$40.37	$38.17	$59.23	$54.37	$45.96	$42.79	$11.51	$11.31	$35.72	$33.97

Percentage Increase
Office Buildings	5.6%	(0.4)%	13.6%	(2.0)%	16.3%	5.8%	1.8%	(3.9)%	5.3%	(1.0)%
Retail Centers	11.8%	1.8%	15.2%	4.0%	12.3%	(1.6)%	1.8%	(0.5)%	12.4%	3.8%
Total	7.0%	0.1%	13.8%	(1.2)%	15.4%	3.9%	1.8%	(1.2)%	7.0%	0.2%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,684,478	$19.63	$4,642,226	$51.26	$1,192,536	$32.35	$484,793	$45.72	$1,085,517	$15.60
Retail Centers	18,132	0.45	15,000	1.39	—	—	10,000	0.05	100,000	2.23
Subtotal	$1,702,610	$13.52	$4,657,226	$45.94	$1,192,536	$24.57	$494,793	$2.46	$1,185,517	$10.37
Leasing Commissions
Office Buildings	$421,795	$4.91	$1,881,379	$20.77	$484,126	$13.13	$106,904	$10.08	$591,590	$8.50
Retail Centers	39,969	1.00	187,445	17.32	73,724	6.32	41,781	0.22	34,609	0.78
Subtotal	$461,764	$3.67	$2,068,824	$20.41	$557,850	$11.49	$148,685	$0.74	$626,199	$5.47
Tenant Improvements and Leasing Commissions
Office Buildings	$2,106,273	$24.54	$6,523,605	$72.03	$1,676,662	$45.48	$591,697	$55.80	$1,677,107	$24.10
Retail Centers	58,101	1.45	202,445	18.71	73,724	6.32	51,781	0.27	134,609	3.01
Total	$2,164,374	$17.19	$6,726,050	$66.34	$1,750,386	$36.06	$643,478	$3.20	$1,811,716	$15.84
Note: This table excludes short-term lease agreements.
(1) Office renewals during the first quarter of 2019 include the 37,000 square foot GSA lease originally set to expire on May 21, 2019 that was identified in our Current Report on Form 8-K filed on November 26, 2018.

10 Largest Tenants - Based on Annualized Commercial Income
March 31, 2019

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	21	5.7%	210,354	3.7%
Atlantic Media, Inc.	1	103	3.7%	134,084	2.4%
Capital One, N.A.	5	45	3.1%	148,742	2.6%
Booz, Allen & Hamilton, Inc.	1	82	2.4%	222,989	3.9%
Hughes Hubbard & Reed LLP	1	112	1.7%	59,154	1.0%
B. Riley Financial, Inc.	1	37	1.5%	54,977	1.0%
Morgan Stanley Smith Barney Financing	1	63	1.4%	51,101	0.9%
Epstein, Becker & Green, P.C.	1	117	1.4%	55,318	1.0%
Promontory Interfinancial Network, LLC	1	92	1.1%	36,867	0.7%
Graham Holdings Company	1	68	1.0%	33,815	0.6%
Total/Weighted Average		67	23.0%	1,007,401	17.8%

Note: This table excludes short-term lease agreements.

Industry Diversification - Office
March 31, 2019

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$44,410,735	30.27%	1,201,284	36.12%
Finance and Insurance	29,869,513	20.35%	600,209	18.05%
Other Services (except Public Administration)	17,670,459	12.04%	369,867	11.12%
Information	15,675,426	10.68%	307,932	9.26%
Legal Services	13,704,784	9.34%	264,624	7.96%
Health Care and Social Assistance	5,727,613	3.90%	155,297	4.67%
Retail Trade	3,170,868	2.16%	54,826	1.65%
Public Administration	3,004,783	2.05%	59,353	1.79%
Miscellaneous:
Construction	2,405,978	1.64%	46,679	1.40%
Manufacturing	2,136,770	1.46%	33,815	1.02%
Accommodation and Food Services	2,056,096	1.40%	55,075	1.66%
Educational Services	1,970,794	1.34%	54,518	1.64%
Other	4,944,496	3.37%	121,542	3.66%
Total	$146,748,315	100.00%	3,325,021	100.00%
Note: Federal government tenants comprise up to 1.5% of annualized base rental revenue.

Industry Diversification - Retail
March 31, 2019

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Retail:
Retail Trade	$27,386,646	54.96%	1,460,564	69.85%
Accommodation and Food Services	8,594,905	17.25%	240,343	11.49%
Finance and Insurance	4,186,702	8.40%	51,916	2.48%
Other Services (except Public Administration)	3,362,333	6.75%	104,909	5.02%
Arts, Entertainment, and Recreation	2,175,627	4.36%	118,458	5.67%
Health Care and Social Assistance	1,560,019	3.13%	36,747	1.76%
Miscellaneous:
Information	805,905	1.62%	18,367	0.88%
Wholesale Trade	456,857	0.92%	13,736	0.66%
Educational Services	361,989	0.73%	10,713	0.51%
Other	937,408	1.88%	35,155	1.68%
Total	$49,828,391	100.00%	2,090,908	100.00%

Lease Expirations
March 31, 2019

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2019	58	248,455	7.54%	$11,270,724	$45.36	6.78%
2020	58	452,868	13.75%	21,488,469	47.45	12.93%
2021	55	284,964	8.65%	11,702,758	41.07	7.04%
2022	49	472,854	14.35%	22,420,513	47.42	13.49%
2023	51	325,863	9.89%	16,068,146	49.31	9.67%
2024 and thereafter	171	1,509,246	45.82%	83,195,029	55.12	50.09%
	442	3,294,250	100.00%	$166,145,639	50.44	100.00%
Retail:
2019	18	62,588	2.87%	$1,673,582	$26.74	3.01%
2020	37	381,140	17.49%	6,421,323	16.85	11.57%
2021	29	236,709	10.86%	4,473,704	18.90	8.06%
2022	47	303,629	13.93%	8,365,331	27.55	15.07%
2023	49	432,825	19.86%	8,781,752	20.29	15.82%
2024 and thereafter	116	762,918	34.99%	25,801,431	33.82	46.47%
	296	2,179,809	100.00%	$55,517,123	25.47	100.00%
Total:
2019	76	311,043	5.68%	$12,944,306	$41.62	5.84%
2020	95	834,008	15.24%	27,909,792	33.46	12.59%
2021	84	521,673	9.53%	16,176,462	31.01	7.30%
2022	96	776,483	14.18%	30,785,844	39.65	13.89%
2023	100	758,688	13.86%	24,849,898	32.75	11.21%
2024 and thereafter	287	2,272,164	41.51%	108,996,460	47.97	49.17%
	738	5,474,059	100.00%	$221,662,762	40.49	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
March 31, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	74,000	95.7%	95.7%
Courthouse Square	Alexandria, VA	2000	1979	120,000	90.5%	89.1%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	87.3%	85.1%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	89.2%	89.2%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	83.5%	81.9%
Monument II	Herndon, VA	2007	2000	209,000	95.9%	90.3%
925 Corporate Drive	Stafford, VA	2010	2007	135,000	80.4%	77.8%
1000 Corporate Drive	Stafford, VA	2010	2009	137,000	51.2%	51.2%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	549,000	98.5%	96.8%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	93.7%	93.7%
1220 19th Street	Washington, DC	1995	1976	102,000	100.0%	100.0%
1776 G Street	Washington, DC	2003	1979	262,000	100.0%	100.0%
2000 M Street	Washington, DC	2007	1971	232,000	90.8%	89.5%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	95.6%	95.6%
1227 25th Street	Washington, DC	2011	1988	134,000	100.0%	100.0%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	100.0%	100.0%
1775 Eye Street, NW	Washington, DC	2014	1964	186,000	100.0%	100.0%
Watergate 600	Washington, DC	2017	1972/1997	280,000	86.5%	67.9%
Subtotal				3,741,000	92.0%	89.6%

(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
March 31, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000	100.0%	100.0%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	100.0%	100.0%
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	89.6%	89.6%
Concord Centre	Springfield, VA	1973	1960	75,000	90.5%	70.4%
Gateway Overlook	Columbia, MD	2010	2007	220,000	95.3%	95.3%
Frederick County Square	Frederick, MD	1995	1973	228,000	92.9%	92.9%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	90.8%	89.2%
Centre at Hagerstown	Hagerstown, MD	2002	2000	330,000	86.5%	86.5%
Olney Village Center	Olney, MD	2011	1979/2003	199,000	94.6%	92.5%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	81.8%	81.8%
Montrose Shopping Center	Rockville, MD	2006	1970	147,000	95.7%	95.7%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Wheaton Park	Wheaton, MD	1977	1967	74,000	95.6%	95.6%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	100.0%	100.0%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	86,000	85.2%	85.2%
Subtotal				2,338,000	92.9%	91.9%

(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
March 31, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	98.6%	94.6%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	96.9%	94.9%
Park Adams / 200	Arlington, VA	1969	1959	173,000	98.5%	97.0%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	98.7%	98.2%
The Paramount / 135	Arlington, VA	2013	1984	141,000	97.8%	97.0%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	98.8%	98.2%
The Wellington / 711	Arlington, VA	2015	1960	600,000	96.8%	95.8%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	99.0%	95.8%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	98.4%	97.3%
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000	96.9%	95.9%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	95.8%	94.8%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	93.3%	91.7%
Yale West / 216	Washington, DC	2014	2011	173,000	97.7%	96.3%
Subtotal (4,268 units)				3,594,000	97.0%	95.5%
TOTAL PORTFOLIO				9,673,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
March 31, 2019

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to the risks associated with the ownership of real estate in general and our real estate assets in particular; the risk of failure to complete contemplated acquisitions and dispositions, including completion of the acquisition and disposition transactions described in this earnings release; the economic health of the greater Washington Metro region; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers and joint venture partners; the ability to control our operating expenses; the economic health of our tenants; the supply of competing properties; shifts away from brick and mortar stores to ecommerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; terrorist attacks or actions and/or cyber attacks; weather conditions and natural disasters; ability to maintain key personnel; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2018 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.